SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                             ----------

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 8, 1999


                   LEESBURG LAND AND MINING, INC.
         (Exact name of registrant as specified in charter)

NEVADA                              0-12139             82-0379959
(State or other jurisdiction       (Commission         (IRS employer
of incorporation)                  file number)        identification no.)


                        12732 South 125 East
                          Draper, Utah 84020
               (Address of Principal Executive Offices)

Registrant's telephone number, including area code (801) 553-1127








ITEM 1. CHANGE IN CONTROL OF REGISTRANT

          Effective January 8, 1998, pursuant to the terms of an Agreement and Plan of Reorganization (the "Plan"), Intelliquis LLC ("Intelliquis") equity owners ("Shareholders") acquired 9,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock") of Leesburg Land and Mining, Inc., now named Intelliquis International, Inc. ("the Company").
The Shares constitute approximately 84% of the issued and outstanding shares of
Common Stock after the acquisition.   The Shares constitute an original
issuance of shares by the Company to Intelliquis Shareholders. The consideration for the Shares consisted of all of the equity ownership of Intelliquis. Consequently, Intelliquis LLC has become a wholly-owned subsidiary of the Company.

     Intelliquis is a company engaged in the business of republishing, marketing and supporting Year 2000 utility, productivity and communication software products for the computer software retail, international and the OEM (Original Manufacturer) market. The Company seeks to build a leadership position in this market by licensing fully tested software applications and acquiring and distributing a family of Internet software applications. The Company's main emphasis lies in PC utilities titles, but will offer a selection of reference, productivity and communication titles both in the North America and international market. The software products are being marketed through traditional and international software distribution channels, private labeling companies and the Internet's World Wide Web.

     Shareholders who will receive shares in excess of 5% of the total shares outstanding include the following:

     Say Lim                            3,477,936
     Bernard Yaw                        1,733,952
     Mark Tippetts                      1,778,832
     Blair Barret                       1,778,832

By virtue of their ownership of shares of Intelliquis, the Shareholders of Intelliquis persons may be considered "control persons" or members of a "control group" of the Company.

     As part of the reorganization, Robert Beaton has resigned as an officer and director and Bernard Yaw became an President and director of the Company. Additionally, effective January 18, 1999, James Poulos resigned as an officer and director. It is intended that there will be one additional resignation by Michael Schranz as an officer and director. The Company is currently preparing the documents necessary for such management changes pursuant to Rule 14f-1 to be disseminated to the Company's shareholders.



ITEM 5. OTHER EVENTS

          Effective December 23, 1998 , the Company changed domicile from Colorado to Nevada. Effective January 21, 1999, the Company changed its name from Leesburg Land and Mining, Inc. to Intelliquis International, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The required financial statements will be filed by amendment not later than 60 days after the date that this report must be filed.

          The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.




                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTELLIQUIS INTERNATIONAL, INC.



Date: January 22, 1999             By/s/ Robert Beaton

                                   Robert Beaton
                                   President





                        INDEX TO EXHIBITS



Exhibit
  No.          Exhibit

    2 Acquisition Agreement dated January 6, 1999 between Intelliquis International, Inc. and Intelliquis LLC.


                        ACQUISITION AGREEMENT

     This Agreement is entered into by, between and among Leesburg Land
& Mining, Inc., a corporation organized under the laws of the State of Nevada (hereinafter the "Purchaser"), and the equity owners ("the Shareholders") of Intelliquis LLC, a Utah limited liability company (hereinafter "the Company").


                             Witnesseth:

     WHEREAS, Purchaser wishes to acquire, and Shareholders are willing to sell, all of the outstanding equity ownership of the Company in exchange for common stock of the Purchaser;

     NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:


                              ARTICLE I
           SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED

1. a. On the closing date the Shareholders shall transfer to Purchaser certificates representing the equity of the Company described in Schedule "A" , attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of equity of the Company. Such certificates shall be duly endorsed in blank by Shareholders or accompanied by duly executed certificate powers in blank with signatures guaranteed. Alternatively, the shareholders may assign their rights to the shares if the shares have not been physically issued in the form of certificates.

     b. In exchange for the transfer of the equity of the Company pursuant to sub-section

1.a. hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the equity of the Company to it by the Shareholders, or rights thereto, issue and deliver to the Shareholders the number of shares of common stock of the Purchaser specified on Schedule "B" hereof, which shares shall total 9,000,000 shares of the Purchaser.

2. The parties intend that this acquisition and exchange of equity is to be an exchange/transaction pursuant to Section 368(a)(1)(c) of the Internal Revenue Code of the United States.


                             ARTICLE II
            REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     2.01 Ownership of Equity.

          Shareholders are the record owners and holders of the number of fully paid and non-assessable shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares of the Company until the delivery thereof to the Purchaser on the closing date and all such shares are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will have full power and authority to assign and transfer their shares of the Company in accordance with the terms hereof.

                             ARTICLE III
    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS MEMBERS

     3.01 Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the shares of the Company owned by its Shareholders.

     3.02 Organization and Authority.

          (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Utah, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (b) The outstanding shares of the Company are legally and validly issued, fully paid and non-assessable.

          (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation except as may be disclosed to the Purchaser in a Disclosure Statement.

          (d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the share-holders and the Managers (and any committee thereof) of the Company.

          (e) The Disclosure Statement contains a list of the managers, officers, and shareholders of Company and copies of the Articles of Organization and Operating Agreement currently in effect of the Company.

          (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of the Company, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (g) The total outstanding ownership of the Company at thge time of Closing will be 1,940,000 as outlined in Schedule D.

     3.03 Financials.

          (a) A balance sheet, list of assets, and list of payables and receivables (hereafter "financial statements") of the Company have been delivered by Company to the Purchaser. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

          (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

     3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

     3.05 Liabilities. There are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Disclosure Statement.

     3.06 Taxes. All federal, province, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     3.07 Accuracy of All Statements Made by The Company. No representation or warranty by the Company and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

                              ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants as follows:

     4.01 Organization and Authority.

     The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, but at the time of closing will be a Nevada corporation, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power andauthority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (a) The outstanding shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

          (b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

          (c) The minute book of the Purchaser made available to the Company and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

          (d) The Disclosure Statement contains a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

          (e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (f) The authorized capital stock of the Purchaser is one hundred million (100,000,000) shares of common stock, no par value, of which ten million seven hundred forty-nine thousand two hundred and eleven (10,749,211) shares of such stock will be issued and outstanding at the time of closing (inclusive of the shares issued pursuant to the acquisition).

     4.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby have been authorized by the board of directors of Purchaser.

     4.03 Financials.

          (a) True copies of the financial statements of the Purchaser as of December 31, 1997 have been completed and delivered by the Purchaser to the Company. These statements have been examined and certified by certified public accountants. Interim financial statements for the period ended September 30, 1998 have also been provided. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on financial statement, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the aforementioned balance sheet, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

     4.04 Changes Since Audit Date. Since the date of the financial statements, except as disclosed in writing, there has not been any material change in the financial position or assets of the Purchaser.

     4.05 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.

     4.06 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.


                              ARTICLE V
                      COVENANTS OF SHAREHOLDERS

     5.01 Access to Information. Purchaser and its authorized representatives shall have full access during normal business hours to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Purchaser and its authorized representative all information with respect to its affairs and business of the Company as Purchaser may reasonably request.

     5.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Company shall not materially alter its business.

     5.03 Limitation of Subsequent Corporate Actions. It is expressly understood and agreed that the Company, the Shareholders, and their affiliates, will take all steps necessary to ensure that for a period of eighteen months there shall be no reverse split and that the assets of the Company shall remain in the Company as part of its business operations.


                              ARTICLE VI
           CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

     Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions:

     6.01 Truth of Representations and Warranties. The representations and warranties made by the Company and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     6.02 Compliance with Covenants. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

     6.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     6.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     6.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

     6.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

     6.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article.


                             ARTICLE VII
                 CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF THE COMPANY AND SHAREHOLDERS

     Each and every obligation of the Company and shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions:

     7.01 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

     7.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

     7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

     7.06 Accuracy of Financial Statements. The Company and the Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith.

     7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this Article.


                             ARTICLE VIII
                           INDEMNIFICATION

     The Shareholders and the Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein, and any claims arising from the operations of the Company prior to the closing date. Purchaser shall indemnify and hold the Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein.

                              ARTICLE IX
                       SECURITY ACT PROVISIONS

     9.01 Restrictions on Disposition of Shares. Shareholders covenant and warrant that the shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of common stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

     9.02 Notice of Limitation Upon Disposition. Each Shareholder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

     9.03 Limited Public Market for Common Shares. Each Shareholder acknowledges that the common shares being issued pursuant to this agreement currently has a limited public market in which the shares may be liquidated and there is no assurance that such public market will grow or develop.

                              ARTICLE X
                               CLOSING

     10.01 Time. The closing of this transaction ("closing") shall be effective December 31, 1998. Such date is referred to in this agreement as the "closing date."

     10.02 Documents To Be Delivered by Shareholders. At the closing Shareholders shall deliver to Purchaser the following documents:

          (a) Certificates or assignments for all shares of stock of the Company in the manner and form required by sub-section 1.01 hereof.

          (b) A certificate signed by the Management of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

          (c) A copy of the Operating Agreement of the Company certified by its secretary and a copy of the certificate of incorporation of the Company certified by the secretary of state.

          (d) Certificates or letters from Shareholders evidencing the taking of the shares in accordance with the provisions of this agreement and their understanding of the restrictions thereunder.

          (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

     10.03 Documents To Be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholders the following documents:

          (a) Certificates for the number of shares of common stock of Purchaser as determined in Article 1 hereof.

          (b) A certified copy of the duly adopted resolutions of the Board of Directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

                              ARTICLE XI
                     TERMINATION AND ABANDONMENT

     This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date, or on a post closing basis as provided previously herein:

          (a)  By mutual consent of Purchaser and the Shareholders;

          (b) By Purchaser if any of the conditions provided for in Article 6 of this Agreement have not been met and have not been waived in writing by Purchaser.

          (c) By the Company if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by the Company.

     In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.


                             ARTICLE XII
                            MISCELLANEOUS

     12.01 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a) If to The Company, Inc., or its shareholders, to Bernard Yaw, Managing Member, at 12732 South 125 East, Draper, Utah 84020 , or to such other person and place as the Company and its shareholders shall furnish to Purchaser in writing

          (b) If to Purchaser, to Nathan W. Drage at 4505 South Wasatch Blvd., Suite 330, Salt Lake City, Utah 84124, or to such other person and place as Purchaser shall furnish to Company in writing.

     12.02 Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

     12.03 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah, United States of America.

     12.04 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     12.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     12.06 Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Utah, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

     12.07 Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

     12.08 Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Utah. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Utah and in no other place.

     12.09 Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     12.10 No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

     12.11 Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Utah.

     12.12 Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

     12.13 Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

     12.14 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

     12.15 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     12.16 Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     12.17 Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.




     IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement effective the 31st day of December, 1998.

                                   LEESBURG LAND AND MINING, INC.


                                   By   /s/ Robert Beaton

                                   Robert M. Beaton, President



Company:                           INELLIQUIS LLC


                                   By /s/ Bernard Yaw

                                   Bernard Yaw, Managing Member


                            SHAREHOLDERS:


 /s/ Say Lim                                  /s/ Bernard Yaw

 /s/ Mark Tippetts                            /s/ Blair Barrett

 /s/ Jeff Nichols                             /s/ Ken Jenson

 /s/ Liz Oxley                                /s/ Joe Christensen

 /s/ Darren Burbank                          /s/ Darren Burbank

 /s/ Dave Jones                              /s/ Bill Chipman


                             SCHEDULE  A



Name                          Shares To Be Purchased

Say Lim                              51.0 %
Bernard Yaw                          16.0
Mark Tippets                         16.5
Blair Barrett                        16.0
     Total                              100.0







       Total                            ______________



                             SCHEDULE  B



Name                               Shares To Be Issued

Say Lim                                 3,477,936
Bernard Yaw                             1,733,952
Mark Tippets                            1,778,832
Blair Barrett                           1,778,832
Jeff Nichols                               16,016
Joe Christensen                             4,752
Darren Burbank                              1,584
Dave Jones                                  8,096
Bill Chipman                              200,000

       Total                            9,000,000


                              SCHEDULE C

                               OPTIONS


Name                                         Amount

Ken Jenson                                   3,000

Liz Oxley                                    3,000

Bill Chipman                                 5,000

     Total                                  11,000


                              SCHEDULE D

  Shareholders                            Shares

Say Lim/Statmart USA Inc.               990,500

Bernard Yaw                             310,588

Mark Tippets                            320,456

Blair Barrett                           320,456


     Total                            1,940,000




                  AMENDMENT TO ACQUISITION AGREEMENT

     The Acquisition Agreement between Leesburg Mining, Inc. and Intelliquis, LLC , effective December 31, 1998, is hereby amended as follows:

     1. The net tangible assets of Intelliquis shall not be less than $500,000, which shall be reflected in audited financial statements within thirty (30) days of closing;

     2. Within (20) twenty days after the acquisition of Intelliquis, new management of Leesburg shall cause Leesburg to retain a reputable financial public relations firm;

     3. No public announcements to the stock market or shareholders, or letters to the shareholders, or filings with the Securities and Exchange Commission, shall be made without prior review and comment by securities counsel.

     Dated this ____ day of January, 1999.


                              LEESBURG LAND AND MINING, INC.


                                   By /s/ Robert Beaton

                                  Robert M. Beaton, President

                                  INELLIQUIS LLC


                                   By /s/ Bernard Yaw
                                   Bernard Yaw, Managing Member